EXHIBIT 10.1


                            SHARE EXCHANGE AGREEMENT

      THIS SHARE EXCHANGE AGREEMENT, dated as of August 2, 2004 (the "Agreement"), among MEDSTRETCH, Inc., a Nevada corporation ("MEDSTRETCH") on the one hand, and Pride Business Development Group, a Nevada corporation (the "Company") and the stockholders of the Company set forth on the signature pages to this Agreement (the "Sellers") on the other hand. Together MEDSTRETCH and the Company are referred to collectively as the "Parties."

                                    RECITALS:

      WHEREAS, the Sellers own 100% of the shares of the capital stock of the Company, in the denominations as set forth opposite their respective names on
Exhibit 2.1(a) to this Agreement which shares constitute all of the issued and outstanding shares of capital stock of the Company (the "Company Shares").

      WHEREAS, MEDSTRETCH desires to acquire from the Sellers, and the Sellers desire to sell to MEDSTRETCH, all of the Company Shares in exchange (the "Exchange") for the issuance by MEDSTRETCH of an aggregate of 8,500,000 shares (the "MEDSTRETCH Shares") of MEDSTRETCH's common stock, $0.001 par value per share (the "MEDSTRETCH Common Stock") to be issued to the Sellers and their designees, on the terms and conditions set forth below, which, after giving effect to (a) the Exchange, and (b) the subsequent cancellation of an aggregate of 10,666,000 shares of MEDSTRETCH Common Stock currently outstanding (the "Cancellation"), will represent approximately 85% of the issued and outstanding shares of the capital stock of the Company on a fully diluted basis.

      WHEREAS, it is intended that, for federal income tax purposes, the Exchange shall qualify as a reorganization under the provisions of Section 368(b) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated there under (the "Code");

      WHEREAS, the Company, the Sellers and the MEDSTRETCH desire to make certain representations, warranties, covenants and agreements in connection with this Agreement; and

      WHEREAS, MEDSTRETCH currently has 12,166,000 shares of Common Stock issued and outstanding. After giving effect to the Exchange, and the subsequent Cancellation following the Closing (as more fully set forth in Section 11.1below), MEDSTRETCH shall have 10,000,000 shares of Common Stock outstanding.

      NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.1 Certain Definitions. The following terms shall, when used in this Agreement, have the following meanings:

      "Affiliate" means, with respect to any Person: (i) any Person directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of such other Person (other than passive or institutional investors); (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with


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power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by, or under common control with such other Person; and
(iv) any officer, director or partner of such other Person. "Control" for the foregoing purposes shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.

      "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in Los Angeles are required or authorized to be closed.

      "Code" means the United States Internal Revenue Code of 1986, as amended.

      "Collateral Documents" mean the Exhibits and any other documents, instruments and certificates to be executed and delivered by the Parties hereunder.

      "Commission" means the Securities and Exchange Commission or any Regulatory Authority that succeeds to its functions.

      "Company Assets" mean all properties, assets, privileges, powers, rights, interests and claims of every type and description that are owned, leased, held, used or useful in the Company Business and in which the Company has any right, title or interest or in which the Company acquires any right, title or interest on or before the Closing Date, wherever located, whether known or unknown, and whether or not now or on the Closing Date on the books and records of the Company, but excluding any of the foregoing, if any, transferred prior to the Closing pursuant to this Agreement or any Collateral Documents.

      "Company Business" means the development, marketing and distribution of safety and protective products focused on the Homeland Security marketplace.

      "Company Common Stock" means the common shares of the Company.

      "Company Shareholders" means, as of any particular date, the holders of Company Common Stock on that date.

      "Encumbrance" means any material mortgage, pledge, lien, encumbrance, charge, security interest, security agreement, conditional sale or other title retention agreement, limitation, option, assessment, restrictive agreement, restriction, adverse interest, restriction on transfer or exception to or material defect in title or other ownership interest (including restrictive covenants, leases and licenses).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      "GAAP" means United States generally accepted accounting principles as in effect from time to time.

      "MEDSTRETCH Assets" mean all properties, assets, privileges, powers, rights, interests and claims of every type and description that are owned, leased, held, used or useful in the MEDSTRETCH Business and in which MEDSTRETCH holds title or any interest or in which MEDSTRETCH acquires any right, title or interest on or before the Closing Date, wherever located, whether known or unknown, and whether or not now or on the Closing Date on the books and records of MEDSTRETCH, but excluding all assets related to muscle-skeleton exercise plans.

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      "MEDSTRETCH Business" means the business conducted by MEDSTRETCH.

      "MEDSTRETCH Common Stock" means the common shares of MEDSTRETCH, $0.001 par value.

      "MEDSTRETCH Securities Filings" means MEDSTRETCH's annual report on Form 10-KSB for the year ended December 31, 2003, its quarterly reports on Form 10-QSB, and all other reports filed with the Commission prior to the Closing.

      "Legal Requirement" means any statute, ordinance, law, rule, regulation, code, injunction, judgment, order, decree, ruling, or other requirement enacted, adopted or applied by any Regulatory Authority, including judicial decisions applying common law or interpreting any other Legal Requirement.

      "Losses" shall mean all damages, awards, judgments, assessments, fines, sanctions, penalties, charges, costs, expenses, payments, diminutions in value and other losses, however suffered or characterized, all interest thereon, all costs and expenses of investigating any claim, lawsuit or arbitration and any appeal there from, all actual attorneys', accountants', investment bankers' and expert witness' fees incurred in connection therewith, whether or not such claim, lawsuit or arbitration is ultimately defeated and, subject to Section 9.4, all amounts paid incident to any compromise or settlement of any such claim, lawsuit or arbitration.

      "Liability" means any liability or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

      "Material Adverse Effect" means a material adverse effect on (i) the assets, Liabilities, or properties of the Parties, (ii) the validity, binding effect or enforceability of this Agreement or the Collateral Documents or (iii) the ability of any Party to perform its obligations under this Agreement and the Collateral Documents; provided, however, that none of the following shall constitute a Material Adverse Effect on the Company: (i) the filing, initiation and subsequent prosecution, by or on behalf of shareholders of any Party, of litigation that challenges or otherwise seeks damages with respect to the Exchange, this Agreement and/or transactions contemplated thereby or hereby,
(ii) occurrences due to a disruption of a Party's business as a result of the announcement of the execution of this Agreement or changes caused by the taking of action required by this Agreement, (iii) general economic conditions, or (iv) any changes generally affecting the industries in which a Party operates.

      "Exchange Shares" means the shares of MEDSTRETCH Common Stock deliverable by MEDSTRETCH in exchange for Company Common Stock pursuant to Section 2.1.

      "Person" means any natural person, corporation, partnership, trust, unincorporated organization, association, Limited Liability Company, Regulatory Authority or other entity.

      "Regulatory Authority" means: (i) the United States of America; (ii) any state, commonwealth, territory or possession of the United States of America and any political subdivision thereof (including counties, municipalities and the like); (iii) any foreign (as to the United States of America) sovereign entity and any political subdivision thereof; or (iv) any agency, authority or instrumentality of any of the foregoing, including any court, tribunal, department, bureau, commission or board.

      "Representative" means any director, officer, employee, agent, consultant, advisor or other representative of a Person, including legal counsel, accountants and financial advisors.

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

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations there under.

      "Subsidiary" of a specified Person means (a) any Person if securities having ordinary voting power (at the time in question and without regard to the happening of any contingency) to elect a majority of the directors, trustees, managers or other governing body of such Person are held or controlled by the specified Person or a Subsidiary of the specified Person; (b) any Person in which the specified Person and its subsidiaries collectively hold a 50% or greater equity interest; (c) any partnership or similar organization in which the specified Person or subsidiary of the specified Person is a general partner; or (d) any Person the management of which is directly or indirectly controlled by the specified Person and its Subsidiaries through the exercise of voting power, by contract or otherwise.

      "Tax" means any U.S. or non U.S. federal, state, provincial, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, intangible property, recording, occupancy, sales, use, transfer, registration, value added minimum, estimated or other tax of any kind whatsoever, including any interest, additions to tax, penalties, fees, deficiencies, assessments, additions or other charges of any nature with respect thereto, whether disputed or not.

1.2 Other Definitions. The following terms shall, when used in this Agreement, have the meanings assigned to such terms in the Sections indicated.

      Term
      Location
      "Agreement"..........................Preamble
      "Closing".................................2.3
      "Closing Date"............................2.3
      "Company Certificates".................2.7(a)
      "Company Financial Statements"............3.8
      "Company Intellectual Property Rights"....3.6
      "Company Shares".....................Recitals
      "Exchange"...........................Recitals
      "Material Company Contract"...............3.4
      "Material MEDSTRETCH Contract"............4.4
      "Options"..............................3.2(b)
      "Parties"............................Preamble
      "MEDSTRETCH Common Stock"............Recitals
      "Sellers"............................Recitals

                            ARTICLE II
            EXCHANGE OF SHARES AND ISSUANCE OF WARRANTS

2.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined), MEDSTRETCH shall issue and deliver to each of the Sellers and their designees the number of shares of MEDSTRETCH Common Stock being the Exchange Shares as is set forth opposite such Seller's and designee's names on Exhibit 2.1(a) hereto, in exchange for the number of issued shares of the Company set forth opposite such Seller's name on Exhibit 2.1(a) hereto together with an appropriately executed stock power endorsed in favor of MEDSTRETCH, which MEDSTRECH will hold and retain so that the Company is a wholly owned subsidiary.

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

2.2 Restrictive Legend. All certificates representing the Exchange Shares shall contain a legend in customary form restricting transfer under the 1933 Act absent registration with the Commission therefore, or available exemption:

2.3 Closing. The closing of the transactions contemplated by this Agreement and the Collateral Documents ("Closing") shall take place at the offices of Company, or at such other location as the parties may agree on or before August 31, 2004, at 10:00 a.m., Pacific Time, it being understood and agreed that the Closing shall be deemed to occur simultaneously with the execution of this Agreement. The date on which the Closing actually occurs is referred to herein as the "Closing Date." The Closing may occur by exchange of documents and instruments, without personal attendance of representatives of the parties.

                                   ARTICLE III
   REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLERS

     The Company and each of the Sellers (as to Sections 3.1-3.13, to the best knowledge of such Seller) represent and warrant to MEDSTRETCH that the statements contained in this ARTICLE III are correct and complete as of the date of this Agreement and, except as provided in Section 7.1, will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ARTICLE III, except in the case of representations and warranties stated to be made as of the date of this Agreement or as of another date and except for changes contemplated or permitted by this Agreement).

3.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada. The Company has all requisite power and authority to own, lease and use its assets as they are currently owned, leased and used and to conduct its business as it is currently conducted. The Company is duly qualified or licensed to do business in and is in good standing in each jurisdiction in which the character of the properties owned, leased or used by it or the nature of the activities conducted by it make such qualification necessary, except any such jurisdiction where the failure to be so qualified or licensed would not have a Material Adverse Effect on the Company or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company to perform its obligations under this Agreement or any of the Collateral Documents.

3.2   Capitalization.

     (a) As of the date hereof, the authorized, issued and outstanding capital stock and other ownership interests of the Company consists of 10,000 shares of common stock, of which 100 shares are outstanding. All of the outstanding Company Common Stock have been duly authorized and are validly issued, fully paid and nonassessable. All the owners of the Company's stock are listed on
Exhibit 2.1(a).

     (b) There are no outstanding or authorized options, warrants, purchase rights, preemptive rights or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock or other ownership interests (collectively "Options").

     (c) All of the issued and outstanding capital stock of Company has been duly authorized and are validly issued and outstanding, fully paid and nonassessable and have been issued in compliance with applicable securities laws and other applicable Legal Requirements or transfer restrictions under applicable securities laws.

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3.3  Authority and Validity. The Company and each of the Sellers have all requisite power to execute and deliver, to perform such Party's obligations under, and to consummate the transactions contemplated by, this Agreement (subject to receipt of any consents, approvals, authorizations or other matters). The execution and delivery by the Company and each of the Sellers of, the performance by the Company and each of the Sellers of such Party's obligations under, and the consummation by the Company and each of the Sellers of the transactions contemplated by, this Agreement have been duly authorized by all requisite action of the Company and each of the Sellers. This Agreement has been duly executed and delivered by the Company and each of the Sellers and (assuming due execution and delivery by MEDSTRETCH) is the legal, valid, and binding obligation of the Company and each of the Sellers, enforceable against such Party in accordance with its terms. Upon the execution and delivery of the Collateral Documents by each Person (other than MEDSTRETCH) that is required by this Agreement to execute, or that does execute, this Agreement or any of the Collateral Documents, and assuming due execution and delivery thereof by MEDSTRETCH, the Collateral Documents will be the legal, valid and binding obligations of the Company and each of the Sellers, enforceable against such Party in accordance with their respective terms.

3.4 No Breach or Violation. Subject to obtaining the consents, approvals, authorizations, and orders of and making the registrations or filings with or giving notices to Regulatory Authorities and Persons identified herein, the execution, delivery and performance by the Company and each of the Sellers of this Agreement and the Collateral Documents to which such Party is a party, and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof, do not and will not conflict with, constitute a violation or breach of, constitute a default or give rise to any right of termination or acceleration of any right or obligation of the Company or any of the Sellers under, or result in the creation or imposition of any Encumbrance upon the Company, the Company Assets, the Company Business or the Company Common Stock.

3.5 Consents and Approvals. No consent, approval, authorization or order of, registration or filing with, or notice to, any Regulatory Authority or any other Person is necessary to be obtained, made or given by the Company or any Seller in connection with the execution, delivery and performance by the Company or any Seller of this Agreement or any Collateral Document or for the consummation by the Company of the transactions contemplated hereby or thereby, except to the extent the failure to obtain any such consent, approval, authorization or order or to make any such registration or filing would not have a Material Adverse Effect on the Company or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company to perform its obligations under this Agreement or any of the Collateral Documents.

3.6 Intellectual Property. To the knowledge of the Company, the Company has good title to or the right to use all material company intellectual property rights and all material inventions, processes, designs, formulae, trade secrets and know-how necessary for the operation of the Company Business without the payment of any royalty or similar payment. Excepted are those royalty payments due Smith & Wesson Holding Corporation and those payments due Printron, Inc. for use of trade marked names.

3.7 Compliance with Legal Requirements. The Company has operated the Company Business in compliance with all Legal Requirements applicable to the Company except to the extent the failure to operate in compliance with all material Legal Requirements would not have a Material Adverse Effect on the Company or Material Adverse Effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

3.8 Financial Statements. The Company's financial statements (including the notes thereto) ("Company Financial Statements") have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes thereto) and present fairly in all material respects the financial condition of the Company and its results of operations as of the dates and for the periods indicated (except as may be indicated in the notes thereto), subject in the case of the interim unedited financial statements only to normal year-end adjustments (none of which will be material in amount) and the omission of footnotes. The Company Financial Statements consist of a reviewed (not audited) Profit and Loss Statement from May 2003 to March 2004 and Balance Sheet as of March 31, 2004.

     The Company covenants and agrees with MEDSTRETCH that the Company shall obtain an audit of the Company Financial Statements and file within 60 days of the Closing such Financial Statements with the SEC pursuant to the Securities Exchange Act of 1934, and the rules promulgated thereunder. Fulfillment of this covenant and agreement by the Company is a material condition subsequent to all of the transactions under and contemplated by this Agreement.

3.9  Ordinary   Course.   The  Company   conducted  its  business,
     marketed its property and equipment and kept its books of accounts, records and files, substantially in the same manner as previously conducted.

3.10 Litigation. There are no outstanding judgments or orders against or otherwise affecting or related to the Company, the Company Business or the Company Assets; and (ii) there is no action, suit, complaint, proceeding or investigation, judicial, administrative or otherwise, that is pending or, to the Company's knowledge, threatened that, if adversely determined, would have Material Adverse Effect on the Company or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

3.11 Taxes. The Company has duly and timely filed in proper form all Tax Returns for all Taxes required to be filed with the appropriate Regulatory Authority, except where such failure would not have a Material Adverse Effect on the Company.

3.12 Books and Records. The books and records of the Company accurately and fairly represent the Company Business and its results of operations in all material respects. All accounts receivable and inventory of the Company Business are reflected properly on such books and records in all material respects.

3.13 Brokers or Finders. No broker or finder has acted directly or indirectly for the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement, and neither the Company, nor any of its Affiliates has incurred any obligation to pay any brokerage or finder's fee or other commission in connection with the transaction contemplated by this Agreement.

3.14  Purchase for Investment.

     (a) Each Seller is acquiring the MEDSTRETCH Shares for investment for such Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Seller further represents that such Seller does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

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

     (b) Each Seller understands that the MEDSTRETCH Shares are not registered under the Securities Act, that MEDSTRETCH's sale and the issuance of its securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that MEDSTRETCH's reliance on such exemption is predicated on such Seller's representations set forth herein. Such Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act.

3.15 Investment Experience. Each Seller acknowledges that such Seller can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the MEDSTRETCH Shares.

3.16 Information. The Sellers have carefully reviewed such information as each Seller deemed necessary to evaluate an investment in the MEDSTRETCH Shares, including MEDSTRETCH's Securities Filings and this Agreement. To the full satisfaction of each Seller, such Seller has been furnished all materials that such Seller has requested relating to the Company and the issuance of the MEDSTRETCH Shares hereunder, and each Seller has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the Sellers. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each of the Sellers has relied in making the Exchange of the Company Shares for the MEDSTRETCH Shares.

3.17 Restricted Securities. Each Seller understands that the MEDSTRETCH Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption there from, and that in the absence of an effective registration statement covering the MEDSTRETCH Shares or any available exemption from registration under the Act, the MEDSTRETCH Shares must be held indefinitely. Each Seller is aware that the MEDSTRETCH Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company.

3.18 Disclosure. No representation or warranty of the Company in this Agreement or in the Collateral Documents and no statement in any certificate furnished or to be furnished by the Company pursuant to this Agreement contained, contains or will contain on the date such agreement or certificate was or is delivered, or on the Closing Date, any untrue statement of a material fact, or omitted, omits or will omit on such date to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.


                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF MEDSTRETCH

     MEDSTRETCH, represents and warrants to the Company that the statements contained in this ARTICLE IV are correct and complete as of the date of this Agreement and, except as provided in Section 8.1, will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ARTICLE IV, except in the case of representations and warranties stated to be made as of the date of this Agreement or as of another date and except for changes contemplated or permitted by the Agreement). For the purposes of the MEDSTRETCH representations, it is understood that MEDSTRETCH is not representing or warranting as to any event prior to January 1, 2000, except as set forth in Sections 4.1, 4.2(a) and 4.2(c).

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4.1  Organization and Qualification. MEDSTRETCH is a corporation duly organized, validly existing and in good standing under the laws of Nevada. MEDSTRETCH has all requisite power and authority to own, lease and use its assets as they are currently owned, leased and used and to conduct its business as it is currently conducted. MEDSTRETCH is duly qualified or licensed to do business in and is in good standing in each jurisdiction in which the character of the properties owned, leased or used by it or the nature of the activities conducted by it makes such qualification necessary, except any such jurisdiction where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect on MEDSTRETCH or a Material Adverse Effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company or any of MEDSTRETCH to perform their obligations under this Agreement or any of the Collateral Documents.

4.2   Capitalization.

     (a) As of the date hereof, MEDSTRETCH's authorized capital stock of 100,000,000 shares of common stock, $0.001 par value, of which there are 12,166,000 shares outstanding. The MEDSTRETCH Shares, when issued in accordance with this Agreement, will have been duly authorized, validly issued and outstanding and will be fully paid and nonassessable.

     (b) There are no outstanding or authorized options, warrants, purchase rights, preemptive rights or other contracts or commitments that could require MEDSTRETCH to issue, sell, or otherwise cause to become outstanding any of its capital stock or other ownership interests.

     (c) To the best knowledge of MEDSTRETCH, after performing customary due diligence, all of the issued and outstanding shares of MEDSTRETCH Common Stock have been issued in compliance with applicable securities laws and other applicable Legal Requirements. Notwithstanding the foregoing, MEDSTRETCH has adopted a Performance Equity Plan for 3,000,000 shares of common stock, none of which have been allocated to any awards or issued for any awards.

4.3 Authority and Validity. MEDSTRETCH has all requisite power to execute and deliver, to perform such party's obligations under, and to consummate the transactions contemplated by, this Agreement and the Collateral Documents. The execution and delivery by MEDSTRETCH of, the performance by MEDSTRETCH of its respective obligations under, and the consummation by MEDSTRETCH of the transactions contemplated by, this Agreement and the Collateral Documents have been duly authorized by all requisite action of MEDSTRETCH. This Agreement has been duly executed and delivered by MEDSTRETCH and (assuming due execution and delivery by the Company and the Sellers) is the legal, valid and binding obligation of MEDSTRETCH, enforceable against it in accordance with its terms. Upon the execution and delivery by MEDSTRETCH of the Collateral Documents to which it is a party, and assuming due execution and delivery thereof by the other parties thereto, the Collateral Documents will be the legal, valid and binding obligations of each such Person, as the case may be, enforceable against each of them in accordance with their respective terms.

4.4 No Breach or Violation. Subject to obtaining the consents, approvals, authorizations, and orders of and making the registrations or filings with or giving notices to Regulatory Authorities and Persons identified herein, the execution, delivery and performance by MEDSTRETCH of this Agreement and the Collateral Documents and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof, do not and will not conflict with, constitute a violation or breach of, constitute a default or give rise to any right of termination or acceleration of any right or obligation of MEDSTRETCH under, or result in the creation or imposition of any Encumbrance upon the property of MEDSTRETCH.

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4.5  Consents and Approvals. Except for requirements under applicable United
     States or state securities laws, no consent, approval, authorization or order of, registration or filing with, or notice to, any Regulatory Authority or any other Person is necessary to be obtained, made or given by MEDSTRETCH in connection with the execution, delivery and performance by them of this Agreement or any Collateral Documents or for the consummation by them of the transactions contemplated hereby or thereby, except to the extent the failure to obtain such consent, approval, authorization or order or to make such registration or filings or to give such notice would not have a Material Adverse Effect on MEDSTRETCH or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents or the ability of the Company or MEDSTRETCH to perform its obligations under this Agreement or any of the Collateral Documents.

4.6 Compliance with Legal Requirements. MEDSTRETCH has operated the MEDSTRETCH Business in compliance with all material Legal Requirements applicable to MEDSTRETCH, including the Legal Requirements of Canadian and Provincial authorities, except to the extent the failure to operate in compliance with all material Legal Requirements, including those of Canadian and Provincial authorities,, would not have a Material Adverse Effect on MEDSTRETCH or a Material Adverse Effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

4.7 Litigation. (i) There are no outstanding judgments or orders against or otherwise affecting or related to MEDSTRETCH, its business or assets; and
     (ii) there is no action, suit, complaint, proceeding or investigation, judicial, administrative or otherwise, that is pending or, to the best knowledge of MEDSTRETCH, threatened that, if adversely determined, would have a Material Adverse Effect on MEDSTRETCH or a material adverse effect on the validity, binding effect or enforceability of this Agreement or the Collateral Documents.

4.8 Ordinary Course. Since the date of the balance sheet included in the most recent MEDSTRETCH Securities Filings filed through the date hereof, there has not been any occurrence, event, incident, action, failure to act or transaction involving MEDSTRETCH which is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on MEDSTRETCH.

4.9 Assets and Liabilities. As of the date of this Agreement, MEDSTRETCH has no Assets and liabilities of not more than $30,000. MEDSTRETCH's Assets and $33,262.63 of its total liabilities disclosed in the MEDSTRETCH Form 10-QSB for the quarter ended March 31, 2003 will have been eliminated as of the Closing. The Parties have agreed that MEDSTRETCH will continue to use the services of Mr. Barker for accounting services at his regular rates payable as the company and he agree, and that with respect to the outstanding invoices and invoices for time through the date of Closing of Graubard Miller, MEDSTRETCH will pay $5,000 at Closing and the balance due 30 days after Closing.

4.10 Taxes. MEDSTRETCH has duly and timely filed in proper form all Tax Returns for all Taxes required to be filed with the appropriate Governmental Authority, except where such failure to file would not have a Material Adverse Effect on MEDSTRETCH.

4.11 Books and Records. The books and records of MEDSTRETCH accurately and fairly represent the MEDSTRETCH Business and its results of operations in all material respects. All accounts receivable and inventory of the MEDSTRETCH Business are reflected properly on such books and records in all material respects.

4.12 Environmental Matters. To the best knowledge of MEDSTRETCH, MEDSTRETCH has not violated any Environmental Laws, lacks any permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any term or condition of any such permit, license or approval, except in each case as would not, individually or in the aggregate, result in a Material Adverse Effect on MEDSTRETCH.

4.13  Financial and Other Information.

     (a) The historical financial statements (including the notes thereto) contained (or incorporated by reference) in the MEDSTRETCH Securities Filings have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes thereto), and present fairly the financial condition of MEDSTRETCH and its results of operations as of the dates and for the periods indicated, subject in the case of the unaudited financial statements only to normal year-end adjustments (none of which will be material in amount) and the omission of footnotes.

     (b) MEDSTRETCH Securities Filings did not, as of their filing dates, contain (directly or by incorporation by reference) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (or incorporated therein by reference), in light of the circumstances under which they were or will be made, not misleading.

4.14 Trading. No order suspending the sale or ceasing the trading or quotation of the MEDSTRETCH Common Stock on the Over-The-Counter Bulletin Board has been issued by any court, securities commission or regulatory authority in the United States, and no proceedings for such purpose are pending or, to the knowledge of MEDSTRETCH, after reasonable inquiry, threatened. It is understood that for the purposes of this representation and warranty, no security of MEDSTRETCH is currently traded on the Over-the-Counter Bulletin Board, NASDAQ or securities exchange.

4.15 Brokers or Finders. No broker or finder has acted directly or indirectly for MEDSTRETCH, any MEDSTRETCH Party or any of their Affiliates in connection with the transactions contemplated by this Agreement, and neither MEDSTRETCH, nor any of its Affiliates has incurred any obligation to pay any brokerage or finder's fee or other commission in connection with the transaction contemplated by this Agreement.

4.16 Disclosure. No representation or warranty of MEDSTRETCH in this Agreement or in the Collateral Documents and no statement in any certificate furnished or to be furnished by MEDSTRETCH pursuant to this Agreement contained, contains or will contain on the date such agreement or certificate was or is delivered, or on the Closing Date, any untrue statement of a material fact, or omitted, omits or will omit on such date to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

4.17 Filings. MEDSTRETCH has made all of the filings required by the Securities Act of 1933, as amended, and the Exchange Act of 1934, as amended, required to be made and no such filing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, not misleading.

                                    ARTICLE V
                            COVENANTS OF THE COMPANY

     Between the date of this Agreement and the Closing Date:

5.1 Additional Information. The Company shall provide to MEDSTRETCH and its Representatives such financial, operating and other documents, data and information relating to the Company, the Company Business and the Company Assets and Liabilities of the Company, as MEDSTRETCH or its Representatives may reasonably request.

5.2 Continuity and Maintenance of Operations. The Company shall, and shall cause each of its Subsidiaries to use its commercially reasonable efforts to promote the financial success of the Company Business and promptly notify MEDSTRETCH of any material adverse change in the condition (financial or otherwise) of the Company Business and use its commercially reasonable efforts to promote, develop and preserve its relationships with its present employees as well as the goodwill of its customers and promptly notify MEDSTRETCH of any material adverse change in such relationships.

5.3 Consents and Approvals. As soon as practicable after execution of this Agreement, the Company shall use commercially reasonable efforts to obtain any necessary consent, approval, authorization or order of, make any registration or filing with or give any notice to, any Regulatory Authority or Person as is required to be obtained, made or given by the Company to consummate the transactions contemplated by this Agreement and the Collateral Documents. The Company will provide to MEDSTRETCH such information as may be required for MEDSTRETCH to fulfill its obligations to obtain any necessary consent, approval, authorization or order or make any registration or filing, including Schedule 14(f), and all such information will be complete and not contain any misstatement or omission of a material fact.

5.4 Notification of Certain Matters. The Company shall promptly notify MEDSTRETCH of any fact, event, circumstance or action known to it that is reasonably likely to cause the Company to be unable to perform any of its covenants contained herein or any condition precedent in ARTICLE VII not to be satisfied, or that, if known on the date of this Agreement, would have been required to be disclosed to MEDSTRETCH pursuant to this Agreement or the existence or occurrence of which would cause any of the Company's representations or warranties under this Agreement not to be correct and/or complete. The Company shall give prompt written notice to MEDSTRETCH of any adverse development causing a breach of any of the representations and warranties in ARTICLE III as of the date made.

5.5 Company Schedules. The Company shall, from time to time prior to Closing, supplement its Schedules with additional information that, if existing or known to it on the date of delivery to MEDSTRETCH, would have been required to be included therein.

5.6 Audit of Company Financial Statements. The Company covenants and agrees with MEDSTRETCH and the that the Company shall obtain an audit of the Company Financial Statements, and file within 60 days after the Closing such Financial Statements with the SEC by Form 8-K/A, together with required pro forma financial information. The Financial Statements shall be compliant with the SEC's Form 8-K as to periods covered and presentation of information. Fulfillment of this covenant and agreement by the Company is a material condition subsequent to all of the transactions under and contemplated by this Agreement.

                                   ARTICLE VI
                             COVENANTS OF MEDSTRETCH

     Between the date of this Agreement and the Closing Date,

6.1 Additional Information. MEDSTRETCH shall provide to the Company and its Representatives such financial, operating and other documents, data and information relating to MEDSTRETCH, the MEDSTRETCH Business and the MEDSTRETCH Assets and the Liabilities of MEDSTRETCH, as the Company or its Representatives may reasonably request. MEDSTRETCH, upon request, in addition to providing the corporate records, will prepare and provide to the Company such information on the sales of 166,000 shares of common stock in the registered offering by MEDSTRETCH.

6.2 No Solicitations. From and after the date of this Agreement until the Closing or termination of this Agreement pursuant to ARTICLE X, MEDSTRETCH will not nor will it authorize or permit any of its officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by it, directly or indirectly, (i) solicit or initiate the making, submission or announcement of any other acquisition proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to any other acquisition proposal, (iii) engage in discussions with any Person with respect to any other acquisition proposal, except as to the existence of these provisions, (iv) approve, endorse or recommend any other acquisition proposal or (v) enter into any letter of intent or similar document or any contract agreement or commitment contemplating or otherwise relating to any other acquisition proposal, other than as required to comply with their fiduciary duties.

6.3 Continuity and Maintenance of Operations. MEDSTRETCH promptly will notify the Company of any material adverse change in the condition (financial or otherwise) of the MEDSTRETCH Business.

6.4 Consents and Approvals. As soon as practicable after execution of this Agreement, MEDSTRETCH shall use their commercially reasonable efforts to obtain any necessary consent, approval, authorization or order of, make any registration or filing with or give notice to, any Regulatory Authority or Person as is required to be obtained, made or given by any of MEDSTRETCH to consummate the transactions contemplated by this Agreement and the Collateral Documents.

6.5 Notification of Certain Matters. MEDSTRETCH shall promptly notify the Company of any fact, event, circumstance or action known to it that is reasonably likely to cause MEDSTRETCH to be unable to perform any of its covenants contained herein or any condition precedent in ARTICLE VIII not to be satisfied, or that, if known on the date of this Agreement, would have been required to be disclosed to the Company pursuant to this Agreement or the existence or occurrence of which would cause any of the MEDSTRETCH representations or warranties under this Agreement not to be correct and/or complete. MEDSTRETCH shall give prompt written notice to the Company of any adverse development causing a breach of any of the representations and warranties in ARTICLE IV.

6.6 MEDSTRETCH Further Information. MEDSTRETCH shall, from time to time prior to Closing, supplement the information previously supplied to the Company with additional information that, if existing or known to it on the date of this Agreement, would have been required to be included therein.

6.7 Securities Filings. MEDSTRETCH will timely file all reports and other documents required to be filed with the Securities and Exchange Commission, which reports and other documents do not and will not contain any misstatement of a material fact, and do not and will not omit any material fact necessary to make the statements therein not misleading.

6.8 Election to MEDSTRETCH's Board of Directors. At the Closing, MEDSTRETCH shall secure the resignation of the present directors in order to cause the nominees of the Company to be appointed to MEDSTRETCH's board of directors subject to fiduciary obligations under applicable law. Prior to the closing MEDSTRETCH shall prepare, with the assistance of the Company, and file with the Commission, and send to all s, the notice and information required by Commission Rule 14f-1

                            ARTICLE VII
         CONDITIONS PRECEDENT TO OBLIGATIONS OF MEDSTRETCH

     All obligations of MEDSTRETCH under this Agreement shall be subject to the fulfillment at or prior to Closing of each of the following conditions, it being understood that MEDSTRETCH may, in their sole discretion, to the extent permitted by applicable Legal Requirements, waive any or all of such conditions in whole or in part.

7.1 Accuracy of Representations. All representations and warranties of the Company contained in this Agreement, the Collateral Documents and any certificate delivered by any of the Company at or prior to Closing shall be, if specifically qualified by materiality, true in all respects and, if not so qualified, shall be true in all material respects, in each case on and as of the Closing Date with the same effect as if made on and as of the Closing Date, except for representations and warranties expressly stated to be made as of the date of this Agreement or as of another date other than the Closing Date and except for changes contemplated or permitted by this Agreement. The Company shall have delivered to MEDSTRETCH a certificate dated as of the Closing Date to the foregoing effect.

7.2 Covenants. The Company shall, in all material respects, have performed and complied with each of the covenants, obligations and agreements contained in this Agreement and the Collateral Documents that are to be performed or complied with by them at or prior to Closing. The Company shall have delivered to a certificate dated the Closing Date to the foregoing effect.

7.3 Consents and Approvals. All consents, approvals, permits, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Regulatory Authority or Person as provided herein shall have been obtained, and the filing and distribution requirements relating to the Schedule 14f-1 shall have been fulfilled.

7.4 Delivery of Documents. The Company shall have delivered, or caused to be delivered, to MEDSTRETCH the following documents:

          (i) Certified copies of the Company's articles of incorporation and by-laws and certified resolutions of the board of directors and Shareholders of the Company authorizing the execution of this Agreement and the Collateral Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby.

           (ii) Copy of the IP Assignment by MEDSTRETCH to Dr. Partridge of the intellectual property and other assets of MEDSTRETCH relating to the muscular-skeletal product plans.

          (iii) Such other documents and instruments as MEDSTRETCH may reasonably request: (A) to evidence the accuracy of the Company's representations and warranties under this Agreement, the Collateral Documents and any documents, instruments or certificates required to be delivered there under;(B) to evidence the performance by the Company of, or the compliance by the Company with, any covenant, obligation, condition and agreement to be performed or complied with by the Company under this Agreement and the Collateral Documents; or (C) to otherwise facilitate the consummation or performance of any of the transactions contemplated by this Agreement and the Collateral Documents.

7.5 No Material Adverse Change. Since the date hereof, there shall have been no material adverse change in the Company Assets, the Company Business or the financial condition or operations of the Company, taken as a whole.

7.6 Delivery of Company Shares. The Sellers shall have delivered certificates representing 100% of the Company Shares together with appropriate stock powers therefore, to MEDSTRETCH, in exchange for the Exchange Shares.


                                  ARTICLE VIII
       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE SELLERS

     All obligations of the Company and the Sellers under this Agreement shall be subject to the fulfillment at or prior to Closing of the following conditions, it being understood that the Company and the Sellers may, in their sole discretion, to the extent permitted by applicable Legal Requirements, waive any or all of such conditions in whole or in part.

8.1 Accuracy of Representations. All representations and warranties of MEDSTRETCH contained in this Agreement and the Collateral Documents and any other document, instrument or certificate delivered by any of MEDSTRETCH at or prior to the Closing shall be, if specifically qualified by materiality, true and correct in all respects and, if not so qualified, shall be true and correct in all material respects, in each case on and as of the Closing Date with the same effect as if made on and as of the Closing Date, except for representations and warranties expressly stated to be made as of the date of this Agreement or as of another date other than the Closing Date and except for changes contemplated or permitted by this Agreement. MEDSTRETCH shall have delivered to the Company a certificate dated as of the Closing Date to the foregoing effect.

8.2 Covenants. MEDSTRETCH shall, in all material respects, have performed and complied with each obligation, agreement, covenant and condition contained in this Agreement and the Collateral Documents and required by this Agreement and the Collateral Documents to be performed or complied with by MEDSTRETCH at or prior to Closing. MEDSTRETCH shall have delivered to the Company a certificate dated the Closing Date to the foregoing effect.

8.3 Consents and Approvals. All consents; approvals, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Regulatory Authority or Person as provided herein shall have been obtained, and the filing and distribution requirements relating to the Schedule 14f-1 shall have been fulfilled.

8.4 Delivery of Documents. MEDSTRETCH, as applicable, shall have executed and delivered, or caused to be executed and delivered, to the Company the following documents:

          (i) Certified copies of the articles of incorporation and by-laws of MEDSTRETCH and certified resolutions by the board of directors authorizing the execution of this Agreement and the Collateral Documents and the consummation of the transactions contemplated hereby.

          (ii) Copy of the IP Assignment by MEDSTRETCH to Dr. Partridge of the intellectual property and other assets of MEDSTRETCH relating to the muscular-skeletal product plans.

          (iii) Such other documents and instruments as the Company may reasonably request: (A) to evidence the accuracy of the representations and warranties of MEDSTRETCH under this Agreement and the Collateral Documents and any documents, instruments or certificates required to be delivered there under; (B) to evidence the performance by MEDSTRETCH of, or the compliance by MEDSTRETCH with, any covenant, obligation, condition and agreement to be performed or complied with by MEDSTRETCH under this Agreement and the Collateral Documents; or (C) to otherwise facilitate the consummation or performance of any of the transactions contemplated by this Agreement and the Collateral Documents.

          (iii) Letters of resignation from MEDSTRETCH's current officers and directors to be effective upon the Closing.

          (iv) Board resolutions from MEDSTRETCH's current directors appointing only designees of the Company to MEDSTRETCH's board of directors, effective the Closing.

          (v) All other corporate books and records of MEDSTRETCH.

8.5 No Material Adverse Change. There shall have been no material adverse change in the business, financial condition or operations of MEDSTRETCH, other than as contemplated herein.

8.6 No Assets and limited Liabilities. MEDSTRETCH shall have no assets and only those liabilities set forth on Exhibit 8.6 to this Agreement which is attached hereto and made a part hereof by this reference.

8.7 Payment of Costs. The Company or its Affiliates shall have paid all of the costs and expenses of MEDSTRETCH associated with the transactions contemplated herein.

8.8 Satisfaction of Promissory Note. MEDSTRETCH shall provide Company with written proof that the unsecured promissory note of $24,984 (including interest of 8%) with a shareholder of MEDSTRETCH has been satisfied in full and duly discharged, in full.

8.9 File 10-QSB for the period ended June 30, 2004. MEDSTRETCH agrees to prepare and file its quarterly report on Form 10-QSB for the period ended June 30, 2004. All costs and fees associated with such filing shall be paid in full by MEDSTRETCH in due course. The current management persons will be available to provide assistance but, in no manner will they be responsible, including financially, for the preparation or filing of this report.


                                   ARTICLE IX
                                 INDEMNIFICATION

9.1 Indemnification by the Sellers. Each of the Sellers (pro rata based on each Seller's percentage interest in the Company) shall indemnify, defend and hold harmless (i) MEDSTRETCH, (ii) each of MEDSTRETCH's assigns and successors in interest to the Exchange Shares, and (iii) each of their respective shareholders, members, partners, directors, officers, managers, employees, agents, attorneys and representatives, from and against any and all Losses which may be incurred or suffered by any such party and which may arise out of or result from any breach of any representation, warranty, covenant or agreement of the Company or the Sellers contained in this Agreement. Notwithstanding the foregoing, (a) no claim under this
      Section 9.1 may be made unless notice is given pursuant to Section 9.3 within two years from the Closing Date, and (b) as to Sections 3.14- 3.17, no Seller shall be responsible for the representations and warranties of any other Seller.

9.2 Indemnification by MEDSTRETCH. MEDSTRETCH shall indemnify, defend and hold harmless the Company and each of the Sellers from and against any and all Losses which may be incurred or suffered by any such party hereto and which may arise out of or result from any breach of any representation, warranty, covenant or agreement of MEDSTRETCH contained in this Agreement made as of the Closing. Notwithstanding the foregoing, no claim under this
      Section 9.2 may be made unless notice is given pursuant to Section 9.3 within two years from the Closing Date.

9.3 Notice to Indemnifying Party. If any party (the "Indemnified Party") receives notice of any claim or other commencement of any action or proceeding with respect to which any other party (or parties) (the "Indemnifying Party") is obligated to provide indemnification pursuant to Sections 9.1 or 9.2, the Indemnified Party shall promptly give the Indemnifying Party written notice thereof, which notice shall specify in reasonable detail, if known, the amount or an estimate of the amount of the liability arising there from and the basis of the claim. Such notice shall be a condition precedent to any liability of the Indemnifying Party for indemnification hereunder, but the failure of the Indemnified Party to give prompt notice of a claim shall not adversely affect the Indemnified Party's right to indemnification hereunder unless the defense of that claim is materially prejudiced by such failure. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld or delayed) unless suit shall have been instituted against it and the Indemnifying Party shall not have taken control of such suit after notification thereof as provided in Section 9.4.

9.4 Defense by Indemnifying Party. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a Person who is not a party to this Agreement, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding (i) if it acknowledges to the Indemnified Party in writing its obligations to indemnify the Indemnified Party with respect to all elements of such claim (subject to any limitations on such liability contained in this Agreement) and (ii) if it provides assurances, reasonably satisfactory to the Indemnified Party, that it will be financially able to satisfy such claims in full if the same are decided adversely. If the Indemnifying Party assumes the defense of any such claim or legal proceeding, it may use counsel of its choice to prosecute such defense, subject to the approval of such counsel by the Indemnified Party, which approval shall not be unreasonably withheld or delayed. The Indemnified Party shall be entitled to participate in (but not control) the defense of any such action, with its counsel and at its own expense; provided, however, that if the Indemnified Party, in its sole discretion, determines that there exists a conflict of interest between the Indemnifying Party (or any constituent party thereof) and the Indemnified Party, the Indemnified Party (or any constituent party thereof) shall have the right to engage separate counsel, the reasonable costs and expenses of which shall be paid by the Indemnified Party. If the Indemnifying Party assumes the defense of any such claim or legal proceeding, the Indemnifying Party shall take all steps necessary to pursue the resolution thereof in a prompt and diligent manner. The Indemnifying Party shall be entitled to consent to a settlement of, or the stipulation of any judgment arising from, any such claim or legal proceeding, with the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided, however, that no such consent shall be required from the Indemnified Party if (i) the Indemnifying Party pays or causes to be paid all Losses arising out of such settlement or judgment concurrently with the effectiveness thereof (as well as all other Losses theretofore incurred by the Indemnified Party which then remain unpaid or unreimbursed), (ii) in the case of a settlement, the settlement is conditioned upon a complete release by the claimant of the Indemnified Party and (iii) such settlement or judgment does not require the Encumbrance of any asset of the Indemnified Party or impose any restriction upon its conduct of business.

                                    ARTICLE X
                                   TERMINATION

10.1 Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the Closing:

      (a) by mutual written agreement of Parties; or

      (b) by either the Company or MEDSTRETCH upon notification to the non-terminating party by the terminating party provided that:

      (i) the terminating party is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement on the part of the non-terminating party set forth in this Agreement such that the conditions in Sections 7.1, 7.2, 8.1 or
8.2 will not be satisfied; or

      (ii) any court of competent jurisdiction or other competent Governmental or Regulatory Authority shall have issued an order making illegal or otherwise permanently restricting, preventing or otherwise prohibiting the Exchange and such order shall have become final and nonappealable.

10.2 Effect of Termination. If this Agreement is validly terminated by either the Company or MEDSTRETCH pursuant to Section 10.1, this Agreement will forthwith become null and void and there will be no liability or obligation on the part of the parties hereto, except that nothing contained herein shall relieve any party hereto from liability for willful breach of its representations, warranties, covenants or agreements contained in this Agreement.

                                   ARTICLE XI

11.1 Cancellation of Shares. As a material subsequent condition to this Agreement and the Closing, days following the Closing, but not prior to the Closing, MEDSTRETCH shall have caused 10,666,000 shares of MEDSTRETCH Common Stock held by MEDSTRETCH shareholders identified on Exhibit 11.1 attached hereto and made a part hereof, to be cancelled in exchange for Company's transferring all rights title and interest in and to MEDSTRETCH intellectual property and other assets relating to the muscular-skeletal program plans at Closing. MEDSTRETCH acknowledges that failure to abide by this Section 11.1 of the Agreement will cause irreparable harm to Company and the Company's shareholders and that Company will suffer significant damage as a result of such failure which is above and beyond the value of the MEDSTRETCH intellectual property.

11.2 Parties Obligated and Benefited. This Agreement shall be binding upon the Parties and their respective successors by operation of law and shall inure solely to the benefit of the Parties and their respective successors by operation of law, and no other Person shall be entitled to any of the benefits conferred by this Agreement, except that the Company Shareholders shall be third party beneficiaries of this Agreement. Without the prior written consent of the other Party, no Party may assign this Agreement or the Collateral Documents or any of its rights or interests or delegate any of its duties under this Agreement or the Collateral Documents.

11.3 Publicity. The initial press release shall be a joint press release and thereafter the Company and MEDSTRETCH each shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Exchange and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Regulatory Authorities (including any national securities interdealer quotation service) with respect thereto, except as may be required by law or by obligations pursuant to any listing agreement with or rules of any national securities interdealer quotation service.

11.4 Notices. Any notices and other communications required or permitted hereunder shall be in writing and shall be effective upon delivery by hand or upon receipt if sent by certified or registered mail (postage prepaid and return receipt requested) or by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by telex or facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such respective type and with physical delivery of the communication being made by one or the other means specified in this Section as promptly as practicable thereafter). Notices shall be addressed as follows:

(a) If to MEDSTRETCH, to:

MEDSTRETCH Inc.
Dr. Kimberly Partridge
157 Adelaide Street West, Suite 600
Toronto, Ontario M5H 4E7
CANADA

With a copy to:

Andrew D. Hudders, Esq.
Graubard Miller
600 Third Avenue - 32nd Floor
New York, New York 10016


If to the Company and the Sellers to:

Pride Business Development Group
Ari L. Markow
15760 Ventura Boulevard, Suite 1020
Encino, California 91436


      Any Party may change the address to which notices are required to be sent by giving notice of such change in the manner provided in this Section.

11.6 Attorneys' Fees. In the event of any action or suit based upon or arising out of any alleged breach by any Party of any representation, warranty, covenant or agreement contained in this Agreement or the Collateral Documents, the prevailing Party shall be entitled to recover reasonable attorneys' fees and other costs of such action or suit from the other Party.

11.7 Headings. The Article and Section headings of this Agreement are for convenience only and shall not constitute a part of this Agreement or in any way affect the meaning or interpretation thereof.

11.8 Choice of Law. This Agreement and the rights of the Parties under it shall be governed by and construed in all respects in accordance with the laws of the State of California, without giving effect to any choice of law provision or rule.

11.9 Rights Cumulative. All rights and remedies of each of the Parties under this Agreement shall be cumulative, and the exercise of one or more rights or remedies shall not preclude the exercise of any other right or remedy available under this Agreement or applicable law.

11.10 Further Actions. The Parties shall execute and deliver to each other, from time to time at or after Closing, for no additional consideration and at no additional cost to the requesting party, such further assignments, certificates, instruments, records, or other documents, assurances or things as may be reasonably necessary to give full effect to this Agreement and to allow each party fully to enjoy and exercise the rights accorded and acquired by it under this Agreement.

11.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.12 Entire Agreement. This Agreement (including the Exhibits, the Company Schedules, the MEDSTRETCH Schedules and any other documents, instruments and certificates referred to herein, which are incorporated in and constitute a part of this Agreement) contains the entire agreement of the Parties. Without limiting the generality of the foregoing, this Agreement is intended to supersede the Letter of Intent dated June 28, 2004.

11.13 Expenses. Each party will be responsible for payment of its expenses, including legal and accounting fees, in connection with the transactions contemplated by this Agreement.

11.14 Survival of Representations and Covenants. Notwithstanding any right of any Party fully to investigate the affairs of the Company or MEDSTRETCH, as the case may be, and notwithstanding any knowledge of facts determined or determinable by any Party pursuant to such investigation or right of investigation, each Party shall have the right to rely fully upon the representations, warranties, covenants and agreements of other Parties contained in this Agreement. Each representation, warranty, covenant and agreement of the Parties contained herein shall survive the execution and delivery of this Agreement and the Closing and shall thereafter terminate and expire on the second anniversary of the Closing Date unless, prior to such date, a Party has delivered to the other Parties a written notice of a claim with respect to such representation, warranty, covenant or agreement.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the day and year first above written.


PRIDE BUSINESS DEVELOPMENT GROUP, a Nevada corporation


By:    /s/ Ari Markow
       --------------------------
       President

MEDSTRETCH, INC. a Nevada corporation


By:    /s/  Dr. Kimberly Partridge
       --------------------------
       President


Sellers (Name and signature)

      /s/ Ari Markow
      ---------------------------------

      /s/ Francine Markow
      ---------------------------------

EXHIBIT 2.1(a)

List of Company Shareholders, with Company Share Holdings and Number of MEDSTRETCH Shares to be received.




EXHIBIT 11.1

List of MEDSTRETCH Shareholders whose shares are to be cancelled and returned to the status of authorized but unissued shares of common stock.